EXHIBIT 10.1

LOCATION NOTICE/LOCATION CERTIFICATE

of the April 1 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 60 feet North 14 West and 300 feet North 76 East from the point of location. From the point of beginning the claim boundary runs: 1,500 feet in a South 14 East direction; then 600 feet in a South 76 West direction; then 1,500 feet in a North 14 West direction; then 600 feet in a North 76 East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 400 feet South and 3,700 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the West and South.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the April 1 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:30 a.m. and recorded in Book 75 of lodes, page 668. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the April 2 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 470 North 14 West and 300 feet North 76 East from the point of location. From the point of beginning the claim boundary runs: 1,500 feet in a South 14 East direction; then 600 feet in a South 76 West direction; then 1,500 feet in a North 14 West direction; then 600 feet in a North 76 East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 600 feet South and 3,050 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the South.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the April 2 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:31 a.m. and recorded in Book 75 of lodes, page 669. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the April 3 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 250 North 14 West and 300 feet North 76 East from the point of location. From the point of beginning the claim boundary runs: 1,500 feet in a South 14 East direction; then 600 feet in a South 76 West direction; then 1,500 feet in a North 14 West direction; then 600 feet in a North 76 East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 300 feet South and 2,550 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the East.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the April 3 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:32 a.m. and recorded in Book 75 of lodes, page 670. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Triplet Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 350 North 37 degrees 38 feet West and 300 feet North 52 degrees 22 feet East from the point of location. From the point of beginning the claim boundary runs: 600 feet in a South 37 degrees 38 feet East direction; then 1,100 feet in a South 52 degrees 22 feet West direction; then 600 feet in a North 37 degrees 38 feet West direction; then 1,100 feet in a North 52 degrees 22 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 1,650 feet South and 2,000 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on all sides.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Triplet lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:33 a.m. and recorded in Book 75 of lodes, page 671. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Triplet 2 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 300 North 3 degrees 25 feet East and 1,150 feet South 81 degrees 33 feet East from the point of location. From the point of beginning the claim boundary runs: 600 feet in a South 3 degrees 25 feet West direction; then 1,300 feet in a North 81 degrees 33 feet West direction; then 600 feet in a North 3 degrees 25 feet East direction; then 1,300 feet in a South 81 degrees 33 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 2,250 feet South and 3,450 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on all sides.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Triplet 2 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:34 a.m. and recorded in Book 75 of lodes, page 672. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Lowland 3 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 550 North 3 degrees 25 feet East and 350 feet South 86 degrees 35 feet East from the point of location. From the point of beginning the claim boundary runs: 1,500 feet in a South 3 degrees 25 feet West direction; then 600 feet in a North 86 degrees 35 feet West direction; then 1,500 feet in a North 3 degrees 25 feet East direction; then 600 feet in a South 86 degrees 35 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 3,200 feet South and 3,400 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the West, North and East.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Lowland 3 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:35 a.m. and recorded in Book 75 of lodes, page 673. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Lowland 4 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11 and 14, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 1,420 North 3 degrees 25 feet East and 170 feet South 86 degrees 35 feet East from the point of location. From the point of beginning the claim boundary runs: 1,500 feet in a South 3 degrees 25 feet West direction; then 600 feet in a North 86 degrees 35 feet West direction; then 1,500 feet in a North 3 degrees 25 feet East direction; then 600 feet in a South 86 degrees 35 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 5,550 feet South and 3,400 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the West.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Lowland 4 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:36 a.m. and recorded in Book 75 of lodes, page 674. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Lowland 5 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11 and 14, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 1,350 North 3 degrees 25 feet East and 300 feet South 86 degrees 35 feet East from the point of location. From the point of beginning the claim boundary runs: 1,500 feet in a South 3 degrees 25 feet West direction; then 600 feet in a North 86 degrees 35 feet West direction; then 1,500 feet in a North 3 degrees 25 feet East direction; then 600 feet in a South 86 degrees 35 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 5,500 feet South and 3,000 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.



STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Lowland 5 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:37 a.m. and recorded in Book 75 of lodes, page 675. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Lowland 1 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 300 North 8 degrees 27 feet East and 1,300 feet South 81 degrees 33 feet East from the point of location. From the point of beginning the claim boundary runs: 600 feet in a South 8 degrees 27 feet West direction; then 1,500 feet in a North 81 degrees 33 feet West direction; then 600 feet in a North 8 degrees 27 feet East direction; then 1,500 feet in a South 81 degrees 33 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 3,500 feet South and 2,900 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the North.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Lowland 1 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:38 a.m. and recorded in Book 75 of lodes, page 676. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Lowland 2 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 300 North 8 degrees 27 feet East and 350 feet South 81 degrees 33 feet East from the point of location. From the point of beginning the claim boundary runs: 600 feet in a South 8 degrees 27 feet West direction; then 750 feet in a South 81 degrees 33 feet West direction; then 600 feet in a North 8 degrees 27 feet East direction; then 750 feet in a South 81 degrees 33 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 4,000 feet South and 3,000 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Lowland 2 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:40 a.m. and recorded in Book 75 of lodes, page 677. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the June 1 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 300 North 8 degrees 27 feet East and 700 feet South 81 degrees 33 feet East from the point of location. From the point of beginning the claim boundary runs: 600 feet in a South 8 degrees 27 feet West direction; then 1,500 feet in a South 81 degrees 33 feet West direction; then 600 feet in a North 8 degrees 27 feet East direction; then 1,500 feet in a South 81 degrees 33 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 4,250 feet South and 1,900 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the June 1 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:41 a.m. and recorded in Book 75 of lodes, page 678. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the June 2 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 300 North 8 degrees 27 feet East and 700 feet South 81 degrees 33 feet East from the point of location. From the point of beginning the claim boundary runs: 600 feet in a South 8 degrees 27 feet West direction; then 1,500 feet in a North 81 degrees 33 feet West direction; then 600 feet in a North 8 degrees 27 feet East direction; then 1,500 feet in a South 81 degrees 33 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 4,900 feet South and 2,050 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the June 2 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:42 a.m. and recorded in Book 75 of lodes, page 679. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the June 3 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11 and 14, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 300 North 8 degrees 27 feet East and 700 feet South 81 degrees 33 feet East from the point of location. From the point of beginning the claim boundary runs: 600 feet in a South 8 degrees 27 feet West direction; then 1,500 feet in a North 81 degrees 33 feet West direction; then 600 feet in a North 8 degrees 27 feet East direction; then 1,500 feet in a South 81 degrees 33 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 5,450 feet South and 2,150 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the June 3 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:43 a.m. and recorded in Book 75 of lodes, page 680. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Ruby 2 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 600 North 37 degrees 18 feet West and 300 feet North 52 degrees 42 feet East from the point of location. From the point of beginning the claim boundary runs: 1,500 feet in a South 37 degrees 18 feet East direction; then 600 feet in a South 52 degrees 42 feet West direction; then 1,500 feet in a North 37 degrees 18 feet West direction; then 600 feet in a North 52 degrees 42 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 3,900 feet South and 1,300 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the North, East and Southwest.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Ruby 2 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:44 a.m. and recorded in Book 75 of lodes, page 681. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Ruby 1 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11 and 14, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 1,350 feet North 10 West and 300 feet North 52 degrees 42 feet East from the point of location. From the point of beginning the claim boundary runs: 1,500 feet in a South 10 East direction; then 600 feet in a South 52 degrees 42 feet West direction; then 1,500 feet in a North 10 degrees West direction; then 600 feet in a North 52 degrees 42 feet East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 6,000 feet South and 500 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the North, East and West.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Ruby 1 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:45 a.m. and recorded in Book 75 of lodes, page 682. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Pat 1 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11 and 12, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 300 feet North and 100 feet East from the point of location. From the point of beginning the claim boundary runs: 600 feet in a South direction; then 1,500 feet in a West direction; then 600 feet in a North direction; then 1,500 feet in a East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 2,800 feet South and 1,150 feet East of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the West and Northwest.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Pat 1 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:46 a.m. and recorded in Book 75 of lodes, page 683. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Ruby 3 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 11 and 12, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 100 feet North and 100 feet East from the point of location. From the point of beginning the claim boundary runs: 1,500 feet in a South direction; then 600 feet in a West direction; then 1,500 feet in a North direction; then 600 feet in a East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 3,200 feet South and 250 feet West of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the West, South and Southeast.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Ruby 3 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:47 a.m. and recorded in Book 75 of lodes, page 684. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Pat 0 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 12, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 75 feet North and 300 feet East from the point of location. From the point of beginning the claim boundary runs: 1,500 feet in a South direction; then 600 feet in a West direction; then 1,500 feet in a North direction; then 600 feet in a East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 3,175 feet South and 350 feet East of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the South.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Pat 0 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:48 a.m. and recorded in Book 75 of lodes, page 685. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Pat 2 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 12, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 50 feet North and 300 feet East from the point of location. From the point of beginning the claim boundary runs: 1,500 feet in a South direction; then 600 feet in a West direction; then 1,500 feet in a North direction; then 600 feet in a East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 3,150 feet South and 950 feet East of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the West and Northwest.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Pat 2 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:49 a.m. and recorded in Book 75 of lodes, page 686. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Jim 5 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 12 and 13, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 875 feet North and 300 feet East from the point of location. From the point of beginning the claim boundary runs: 900 feet in a South direction; then 600 feet in a West direction; then 900 feet in a North direction; then 600 feet in a East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 5,475 feet South and 950 feet East of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the West.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Jim 5 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:50 a.m. and recorded in Book 75 of lodes, page 687. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Jim 6 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 13 and 14, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 300 feet North and 25 feet East from the point of location. From the point of beginning the claim boundary runs: 600 feet in a South direction; then 1,500 feet in a West direction; then 600 feet in a North direction; then 1,500 feet in a East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 5,800 feet South and 1,225 feet East of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the West and North.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Pat 1 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:51 a.m. and recorded in Book 75 of lodes, page 688. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy

LOCATION NOTICE/LOCATION CERTIFICATE

of the Jim 7 Lode Claim.

I, Sheila Kluck, locator and agent for the claimant, The O.T. Mining Corp., 4115 Sherbrooke St. West, Montreal, Quebec, hereby certify that on the 8th day of October, 1994, the above named mining claim situated in Section 13 and 14, T5N, R7W, Lowland Creek mining district, Jefferson County, Montana, was located for all minerals contained therein and all mineral rights, apex rights, with all dips, spurs, angles and variations, together with all water and timber and other rights appurtenant, granted by the laws of the State or of the Federal Government of the United States. On that day, this document or a duplicate was conspicuously posted at the points of location.

SEE MAP SUBMITTED TO BLM.

     The orientation of the claim and its position in respect to adjacent claims are shown in the sketch. The point of beginning is 300 feet North and 25 feet East from the point of location. From the point of beginning the claim boundary runs: 600 feet in a South direction; then 1,500 feet in a West direction; then 600 feet in a North direction; then 1,500 feet in a East direction to the point of beginning.

The discovery monument where this notice is posted is situated approximately 6,400 feet South and 1,225 feet East of the Northeast corner of Section 11.

Each corner is either a blazed tree, 4 x 4 foot post or other conspicuously constructed and labeled monument.

The claim overlaps patented claims on the West.

STATE OF MONTANA                   COUNTY OF MISSOULA

The person(s) who's signature appears below, of lawful age and a citizen of the United States, having identified himself/herself to me, on oath says that he/she is the locator of the mining claim for which the name, location and description are provided on this form. He/she certifies that the location is made in good faith and in compliance with the laws of the United States and the State of Montana and that the above information is true of his/her knowledge.

                              /s/ Sheila Kluck
                              Signature of locator

Signed and sworn before me on the 16th day of November, 1994, Notary Public for the State of Montana residing at Missoula.

My commission expires on August 20, 1998.

                         /s/ illegible
                         Signature of Notary Public or witness

This Certificate of Location of the Jim 7 lode mining claim, Jefferson County, Montana was filed for records on the 21st day of November, 1994, at 9:52 a.m. and recorded in Book 75 of lodes, page 689. Fee $6.00

/s/ Bonnie Ramey              BY:  _________________________
County Recorder                    Deputy